UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2005

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)

Delaware                           1-5740                             95-2039518
(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation or organization)                            Identification No.)


               3050 East Hillcrest Drive
             Westlake Village, California                                  91362
       (Address of principal executive offices)                       (Zip Code)

                                 (805) 446-4800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))



Item 5.03.        Amendments to Articles of Incorporation or Bylaws;
                  Change in Fiscal Year.

         On September 2, 2005, Diodes Incorporated (the "Company") filed a Certificate of Elimination with the Secretary of State of the State of Delaware. The Certificate of Elimination amends the Company's Certificate of Incorporation, as amended, by eliminating the Company's Class A Preferred Stock, $1.00 par value per share, and all references to such stock in the Certificate of Incorporation. The amendment to the Certificate of Incorporation became effective on September 2, 2005. The Certificate of Elimination is filed as
Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

           Exhibit                             Description
           Number
             3.1 Certificate of Elimination of the Class A Preferred Stock of Diodes Incorporated, filed with the Delaware Secretary of State on September 2, 2005.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    DIODES INCORPORATED
Date:    September 6, 2005                          By    /s/ Carl C. Wertz
                                                      --------------------------
                                                         Carl C. Wertz,
                                                         Chief Financial Officer


                                  EXHIBIT INDEX

           Exhibit                             Description
           Number
             3.1 Certificate of Elimination of the Class A Preferred Stock of Diodes Incorporated, filed with the Delaware Secretary of State on September 2, 2005.